UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date  of  Report  (Date  of  earliest  event  reported)  April 21, 2006

                               CARBON JUNGLE, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter).

           Nevada                   0-4633366                    91-1933601
           ------                   ---------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification  No.)

                400 Continental Blvd. - 6th Floor, El Segundo, CA      90245
                -------------------------------------------------      -----
                    (Address of principal executive offices)        (Zip  Code)

               Registrant's telephone number, including area code
                                 (310) 426-2333
                                ----------------

                      ONE TOUCH TOTAL COMMUNICATIONS, INC.
                      ------------------------------------
                                1636 STADIUM VIEW
                                -----------------
                                ANAHEIM, CA 92806
                                -----------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section  4  -  Matters  Related  to  Accountants  and  Financial  Statements

Item  4.01  Changes  in  Registrant's  Certifying  Accountant

Pursuant to a Board Resolution by Written Consent, the Registrant dismissed its independent auditor L. L. Bradford & Company, LLC of Las Vegas, Nevada effective April 21, 2006 and engaged Demetrius & Company, L.L.C. of Wayne, New Jersey effective April 21, 2006.

Except for Registrant's Form 10KSB filed on February 8, 2002, for fiscal year ending December 31, 2001 and 2000, the reports of L. L. Bradford & Company, LLC on the Registrant's financial statements for the past two years, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On  April  21,  2006,  the Registrant engaged the Demetrius & Company, L.L.C. of
Wayne,  New  Jersey   as  the  Registrant's  independent  auditor.

The Registrant had no relationship with Demetrius & Company, L.L.C. of Wayne, New Jersey. required to be reported pursuant to Regulation S-B Item 304(a)(2) during the previous 2 fiscal years, or the subsequent interim periods.

Exhibit  No.  Description  of  Exhibit
-----------   ------------------------
16.1          Letter  from  L.  L.  Bradford  &  Company,  LLC
              Re:  Change  in  Certifying  Accountants.
16.2          Demetrius  &  Company,  L.L.C.  Certified  Public  Accountants


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon  Jungle,  Inc.
---------------------
(Registrant)

April  26,  2006
----------------
Date

/s/ Bo Linton
-------------
Bo Linton, President


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